                                 ANNUAL REPORT




                      [1ST SOURCE MONOGRAM FUNDS(SM) LOGO]




                                 ANNUAL REPORT
                                 MARCH 31, 2002

 TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
ANNUAL REPORT-MARCH 31, 2002


Letter from the Investment Advisor..........................    1

Income Equity Fund..........................................    4

Diversified Equity Fund.....................................   12

Special Equity Fund.........................................   20

Income Fund.................................................   28

Notes to Financial Statements...............................   34

Independent Auditors' Report................................   38

Trustees....................................................   39

 LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

     We are pleased to present this report for the 12-month period ended March 31, 2002. The period was difficult for investors, who faced a volatile stock market, weak corporate profits, the September 11 terrorist attacks and an economic recession.

     The economy weakened significantly and contracted during the third quarter of 2001. The Federal Reserve Board (the "Fed") aggressively cut short-term interest rates in an attempt to revive the economy. That move, in combination with other fiscal-stimulus strategies, appeared to take effect later in the period. Economic growth was positive in the fourth quarter of 2001.

     Stocks suffered considerable losses during much of the period. However, some market indices managed to recover those losses by the end of March 2002, as signs of economic strength reassured investors. The Dow Jones Industrial Average(1) rose 7.21% during the 12-month period, while the Standard & Poor's 500 Stock Index(2) gained 0.21%. The technology-heavy Nasdaq Composite Index(3) rose just 0.60%, as overcapacity and weak profits continued to hurt the technology and telecommunications sectors.

     Fixed-income securities performed well during the first half of the period, as the economy slowed and interest rates fell. However, bond performance suffered after early November due to signs of an economic recovery. The Lehman Brothers Intermediate Government/Credit Bond Index(4) returned 5.16% during the period ended March 31, 2002.

SMALLER COMPANIES SHINE

     The strongest-performing areas of the stock market were shares of small- and medium-sized companies that had fallen out of favor with investors during the technology-driven boom in the later 1990s. Smaller firms offered stronger growth rates than larger companies, and their shares were more attractively valued.

     Technology stocks performed poorly during the period. Weak corporate spending on technology, brought on largely by the economic recession, caused many firms in the sector to deliver disappointing revenue and earnings growth. Investors favored traditionally defensive sectors capable of generating relatively stable growth even during a difficult economy. Strong-performing sectors included financial services, health-care, energy, and industrials.

     The bond market performed well during much of the period, as investors moved money from stocks to the relative safety of high-quality fixed-income issues such as government bonds. Bond yields fell during the first half of the period due to the weak economy and aggressive short-term rate cuts by the Fed. Short-term securities, which are significantly affected by Fed policy, outperformed long-term bonds. Overall, bond performance suffered during the final months of the period, as investors worried that signs of a strengthening economy might cause the Fed to stop lowering interest rates. In particular, we feel corporate bonds suffered from concerns related to the Enron bankruptcy.

LOOKING AHEAD

     We believe the evidence suggests that the economy will recover this year. However, the recovery will probably be more modest than some investors expect. Factors such as high levels of corporate and consumer debt and an inflated real estate market will most likely prevent the economy from growing rapidly. We anticipate that inflation and interest rates will remain relatively low during the coming months, which should help stock performance.

     We will maintain our disciplined approach of investing in high-quality companies when their shares trade at attractive valuations. In particular, we will concentrate on identifying firms that can grow earnings during a slow economic recovery, and will continue to look for opportunities among shares of financial services, industrial and health-care firms.

     Interest rates should remain stable or perhaps rise slightly during the coming months. The Fed will most likely adopt a neutral monetary policy until there are clearer signs that the economy is strong. We will continue to favor high-quality fixed-income securities. We feel the extra yield available on lower-quality issues does not justify the additional risk. We will attempt to capture attractive yields by favoring mortgage-backed bonds, asset-backed securities, and high-quality corporate issues.

IN CLOSING

     The following pages feature discussions by your Fund managers about the economic and market conditions that informed their investment decisions during the past year, and their outlooks for the Monogram Funds going forward. You will also find detailed financial information and a schedule of investments for each Fund. We encourage you to read this material carefully.

     Thanks for your continued confidence in the Monogram Funds. We look forward to providing you with investment management services in the months and years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

                                       Sincerely,

                                       Ralph C. Shive, CFA
                                       Brian A. Bythrow, CFA
                                       Paul W. Gifford, CFA
                                       Kevin A. Carey

Investors cannot invest directly in an index, although they can invest in its underlying securities.

------------------

(1) The Dow Jones Industrial Average is a price-weighted average based on the price movements of 30 blue-chip stocks.

(2) The Standard & Poor's 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole.

(3) The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts.

(4) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 1ST SOURCE MONOGRAM FUNDS

                                      ****
                         4 STAR MORNINGSTAR RATING(TM)
                      (out of 5,040 domestic equity funds
                         overall as of March 31, 2002)+
INCOME EQUITY FUND

RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2002?

A. The Fund's total return was 11.97%. That compared to a 4.38% return for the Russell 1000 Value Index, and a 3.91% return for the Lipper Equity Income Funds Index, the Fund's benchmarks.

Q. WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

A. The period was characterized by poor economic and corporate profit growth. The economy was weakened by the September 11 terrorist attacks, and eventually slid into a recession. The Fed aggressively cut essential short-term interest rates in an effort to boost economic growth. Those rate cuts did, in fact, benefit the economy, which showed some signs of strength later in the period.

   Growth stocks performed poorly in that weak economic environment. Shares of technology firms were hit especially hard, due to their high valuations and the weak outlook for spending on technology. Value stocks delivered strong performance, however, as investors favored their relatively attractive valuations. Shares of health-care firms and food companies, which are capable of generating solid earnings growth even in difficult economic environments, performed well. Meanwhile, financial services stocks benefited from falling interest rates.

Q. HOW DID YOU MANAGE THE FUND TO ADDRESS THOSE CONDITIONS?

A. We positioned the Fund defensively by increasing its cash weighting as the economy weakened and headed toward a recession. We feel that strategy benefited the Fund's performance. We also maintained our disciplined approach of investing in attractively valued shares of high-quality firms, and favoring shares of firms that pay dividends to shareholders. Such stocks held up relatively well during the period.

   We found opportunities in defensive sectors of the market, such as food, that can deliver relatively strong growth during an economic slowdown. Food wholesaler Supervalu, Inc. (1.49% of the Fund's portfolio) boosted the Fund's performance during the period. The Fund's industrial cyclical stocks also benefited from signs of an economic recovery. These stocks included W.W. Grainger, Inc. (2.47%), Parker-Hannifin Corp. (2.10%), and Ryder Systems, Inc. (1.50%). Early in the period, the Fund also held shares of select defense firms, such as GenCorp, Inc. (1.55%) and Raytheon Co. (2.16%), which performed well due to increased military spending. Our decision to underweight shares of technology stocks helped the Fund avoid some of the worst losses in that sector.(1)

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET DURING THE COMING MONTHS?

A. We believe that the economy will recover during the coming months. However, the strength of that recovery may be weaker than some investors think. In particular, heavy debt loads carried by corporations and consumers could prevent the economy from delivering a robust recovery. Inflation and interest rates will likely remain low, which should benefit stocks' performance.

   We will focus on shares of companies that can generate attractive earnings growth during a muted economic recovery. We expect to find such opportunities in the industrial cyclical, health-care, consumer cyclical, and utilities sectors. We will maintain an underweight position in technology and financial services stocks because of worries about high corporate and consumer debt. We also will continue to invest in attractively valued, dividend-paying stocks, which offer investors stable income.

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the Independent Accountants Report.

 1ST SOURCE MONOGRAM FUNDS

                               INCOME EQUITY FUND
Growth of a $10,000 Investment
[INCOME EQUITY FUND GRAPH]

                                                                                                          LIPPER EQUITY INCOME
                                                RUSSELL 1000 VALUE INDEX       INCOME EQUITY FUND*             FUNDS INDEX
                                                ------------------------       -------------------        --------------------
3/92                                                     $10000                      $10000                      $10000
3/93                                                      12343                       12171                       11771
3/94                                                      12830                       13915                       12214
3/95                                                      14269                       14453                       13480
3/96                                                      19048                       17829                       16978
3/97                                                      22490                       20458                       19523
3/98                                                      33098                       28044                       26884
3/99                                                      34767                       27535                       27312
3/00                                                      36970                       30659                       28201
3/01                                                      37069                       34187                       28688
3/02                                                      38695                       38280                       29810

                          Average Annual Total Return
                                 as of 3/31/02

                                                                                 10
                                                              1 YEAR   5 YEAR   YEAR
                                                              11.97%   13.35%   14.37%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/92 to 3/02, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 1000 Value Index is an unmanaged index that contains 1000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income through investing 60% or more of its portfolio in equities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ Morningstar proprietary ratings reflect risk-adjusted performance through 3/31/02. The ratings are subject to change every month. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 4 stars for the three- and five-year periods, but was not rated for the ten-year period. It was rated among 5,040 domestic equity funds for the three-year period, and 3,293 funds for the five-year period. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2002


 COMMON STOCKS - 83.7%
                                                        MARKET
SECURITY DESCRIPTION                     SHARES          VALUE
-------------------------------------  -----------    -----------
AEROSPACE/DEFENSE - 6.8%
Esterline Technologies Corp.(b)......       50,000    $ 1,020,000
Gencorp, Inc. .......................       56,200        883,464
Honeywell International, Inc. .......       20,000        765,400
Raytheon Co. ........................       30,000      1,231,500
                                                      -----------
                                                        3,900,364
                                                      -----------
AUTOMOTIVE - 1.2%
Ford Motor Co. ......................       26,222        432,401
Goodyear Tire & Rubber Co. ..........       10,000        255,700
                                                      -----------
                                                          688,101
                                                      -----------
BASIC INDUSTRY - 2.2%
Allegheny Technologies, Inc. ........       25,000        413,500
Carpenter Technology Corp. ..........       30,000        868,200
                                                      -----------
                                                        1,281,700
                                                      -----------
CHEMICALS - 5.3%
Dow Chemical Co. ....................       21,000        687,120
Lyondell Petrochemical...............       20,000        332,200
Olin Corp. ..........................       45,000        846,000
Potash Corp. of Saskatchewan,
  Inc. ..............................        9,000        587,340
Schulman, Inc. ......................       30,000        548,700
                                                      -----------
                                                        3,001,360
                                                      -----------
COMPUTERS - 4.1%
Diebold, Inc. .......................       25,000      1,018,500
Electronic Data Systems Corp. .......       19,000      1,101,810
Hewlett-Packard Co. .................       12,000        215,280
                                                      -----------
                                                        2,335,590
                                                      -----------
CONSUMER GOODS & SERVICES - 6.9%
Avon Products, Inc. .................       15,000        814,800
Pall Corp. ..........................       40,000        819,600
Sherwin-Williams Co. ................       40,000      1,139,200
Sonoco Products Co. .................       25,000        715,250
Temple-Inland, Inc. .................        8,000        453,760
                                                      -----------
                                                        3,942,610
                                                      -----------
ELECTRONIC COMPONENTS - 3.5%
Avnet, Inc. .........................       20,000        541,200
Emerson Electric Co. ................       14,000        803,460
Hubbell, Inc., Class B...............       20,000        658,000
                                                      -----------
                                                        2,002,660
                                                      -----------
FINANCIAL SERVICES - 4.2%
Lincoln National Corp. ..............       10,000        507,300
Old National Bancorp.................       16,700        408,816
St. Paul Cos.........................       12,000        550,200
Waddell & Reed Financial, Inc. ......       30,000        914,400
                                                      -----------
                                                        2,380,716
                                                      -----------
FOOD & RELATED - 3.6%
Archer-Daniels-Midland Co. ..........       55,000        766,150
Campbell Soup Co. ...................       24,000        643,200
H.J. Heinz Co. ......................       15,000        622,500
                                                      -----------
                                                        2,031,850
                                                      -----------
HEALTH & PERSONAL CARE - 1.0%
Sunrise Assisted Living, Inc.(b).....       20,000        545,200
                                                      -----------


 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                     SHARES          VALUE
-------------------------------------  -----------    -----------
MACHINERY & EQUIPMENT - 5.9%
Grainger (W.W.), Inc. ...............       25,000    $ 1,405,750
Kadant, Inc.(b)......................       22,000        314,160
Parker-Hannifin Corp. ...............       24,000      1,197,600
Regal-Beloit Corp. ..................       17,100        436,905
                                                      -----------
                                                        3,354,415
                                                      -----------
MANUFACTURING - 1.2%
Stewart & Stevenson Services,
  Inc. ..............................       35,000        677,250
                                                      -----------
MEDIA - 3.5%
Belo Corp., Series A.................       42,000        976,500
Tribune Co. .........................       23,000      1,045,580
                                                      -----------
                                                        2,022,080
                                                      -----------
MEDICAL - 0.9%
Biomet, Inc. ........................       19,500        527,670
                                                      -----------
OIL & GAS - 8.6%
GlobalSantaFe Corp. .................       33,000      1,079,100
Halliburton Co. .....................       63,000      1,075,410
Marathon Oil Corp. ..................       35,000      1,008,000
Phillips Petroleum Co. ..............       10,000        628,000
Southwest Gas Corp. .................       25,900        647,500
Unocal Corp. ........................       10,000        389,500
                                                      -----------
                                                        4,827,510
                                                      -----------
PHARMACEUTICALS - 6.1%
Abbott Laboratories..................        8,000        420,800
AmerisourceBergen Corp. .............       10,000        683,000
Bristol-Myers Squibb Co. ............       14,000        566,860
McKesson Corp. ......................       25,000        935,750
Merck & Co., Inc. ...................       15,000        863,700
                                                      -----------
                                                        3,470,110
                                                      -----------
REAL ESTATE INVESTMENT TRUST - 2.9%
Hospitality Properties Trust.........       24,100        827,353
Thornburg Mortgage, Inc. ............       41,300        827,652
                                                      -----------
                                                        1,655,005
                                                      -----------
RETAIL - 5.0%
Albertson's, Inc. ...................       15,000        497,100
Brown Shoe Company, Inc. ............       27,600        537,096
Longs Drug Stores Corp. .............       35,000        975,450
Supervalu, Inc. .....................       33,000        851,400
                                                      -----------
                                                        2,861,046
                                                      -----------
TELECOMMUNICATIONS - 3.9%
Andrew Corp.(b)......................       39,000        652,470
Harris Corp. ........................       35,000      1,256,850
Touch America Holdings(b)............       79,000        300,990
                                                      -----------
                                                        2,210,310
                                                      -----------
TRANSPORTATION - 2.0%
Ryder System, Inc. ..................       29,000        856,660
Wabash National Corp. ...............       28,000        277,200
                                                      -----------
                                                        1,133,860
                                                      -----------

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2002


 COMMON STOCKS, CONTINUED
                                        SHARES OR
                                        PRINCIPAL       MARKET
SECURITY DESCRIPTION                     AMOUNT          VALUE
-------------------------------------  -----------    -----------
UTILITIES - 4.9%
American Electric Power..............       19,000    $   875,710
Idacorp, Inc. .......................       16,000        648,000
NiSource, Inc. ......................       37,000        849,150
Reliant Energy, Inc. ................       17,000        438,430
                                                      -----------
                                                        2,811,290
                                                      -----------
TOTAL COMMON STOCKS...............................     47,660,697
                                                      -----------

 CONVERTIBLE BONDS - 2.9%
HEALTH & PERSONAL CARE - 0.8%
Sunrise Assisted Living, Inc., 5.25%,
  2/1/09, Callable 2/5/06 @ 101.75,
  Series 144A........................  $   500,000        479,375
                                                      -----------
SHIPBUILDING - 0.2%
Friede Goldman Halter, Inc., 4.50%,
  9/15/04(c).........................      800,000        112,000
                                                      -----------
CONSTRUCTION - 0.5%
Foster Wheeler, 6.50%, 6/1/07, Series
  144A...............................      800,000        299,000
                                                      -----------
PHARMACEUTICALS - 1.4%
Ivax Corp., 5.50%, 5/15/07, Callable
  5/29/03 @ 103.14...................      900,000        805,500
                                                      -----------
TOTAL CONVERTIBLE BONDS...........................      1,695,875
                                                      -----------

 PREFERRED STOCKS - 0.7%
PERSONAL CREDIT INSTITUTIONS - 0.7%
Ford Capital Trust II................        7,000        393,680
                                                      -----------
TOTAL PREFERRED STOCKS............................        393,680
                                                      -----------


 REPURCHASE AGREEMENTS - 12.6%
                                        PRINCIPAL       MARKET
SECURITY DESCRIPTION                     AMOUNT          VALUE
-------------------------------------  -----------    -----------
Fifth Third Bank 1.25%, 4/1/02
  maturity value $7,186,255,
  collateralized by Fannie Mae
  Security...........................  $ 7,185,257    $ 7,185,257
                                                      -----------
TOTAL REPURCHASE AGREEMENTS.......................      7,185,257
                                                      -----------
TOTAL
  (Cost $48,111,726)(a) - 99.9%...................    $56,935,509
                                                      ===========

------------------

Percentages indicated are based on net assets of $56,980,688.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:


      Unrealized appreciation.......................  $11,213,971
      Unrealized depreciation.......................   (2,390,188)
                                                      -----------
      Net unrealized appreciation (depreciation)....  $ 8,823,783
                                                      ===========

(b) Non-income producing securities.

(c) Friede Goldman Halter, Inc. (the "Issuer") filed for bankruptcy on April 19,

    2001.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2002


ASSETS:
Investments, at value (cost
  $40,926,469)...........................            $49,750,252
Repurchase agreements, at cost...........              7,185,257
                                                     -----------
  Total Investments......................             56,935,509
Interest and dividends receivable........                 87,831
Prepaid expenses and other assets........                 12,208
                                                     -----------
    TOTAL ASSETS.........................             57,035,548
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...............  $38,233
  Administration fees....................    1,556
  Other..................................   15,071
                                           -------
    TOTAL LIABILITIES....................                 54,860
                                                     -----------
NET ASSETS...............................            $56,980,688
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $47,673,796
Undistributed (distributed in excess of)
  net investment income..................                  9,592
Undistributed net realized gains (losses)
  from investment transactions...........                473,517
Unrealized appreciation (depreciation)
  from investment transactions...........              8,823,783
                                                     -----------
NET ASSETS...............................            $56,980,688
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              4,960,984
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                 $11.49
                                                          ======


 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2002


INVESTMENT INCOME:
Interest income..........................             $  253,450
Dividend income..........................              1,179,047
                                                      ----------
    TOTAL INVESTMENT INCOME..............              1,432,497
EXPENSES:
Investment advisory fees.................  $412,050
Administration fees......................   103,013
Distribution fees........................   128,765
Accounting fees..........................    26,614
Custodian fees...........................     6,430
Transfer agent fees......................    25,642
Trustee fees.............................     5,306
Other fees...............................    40,326
                                           --------
    Total expenses before fee
      reductions.........................                748,146
    Distribution fees voluntarily
      reduced............................               (128,765)
                                                      ----------
    NET EXPENSES.........................                619,381
                                                      ----------
NET INVESTMENT INCOME....................                813,116
                                                      ----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions...........................              1,458,294
Change in unrealized appreciation
  (depreciation).........................              3,780,668
                                                      ----------
Net realized/unrealized gains (losses)
  from investments.......................              5,238,962
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................             $6,052,078
                                                      ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                        MARCH 31,
                                                              ------------------------------
                                                                  2002              2001
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $    813,116      $    778,056
  Realized gains (losses) from investment transactions......     1,458,294         2,629,862
  Change in unrealized appreciation(depreciation) from
    investments.............................................     3,780,668         1,670,534
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............     6,052,078         5,078,452
                                                              ------------      ------------
DISTRIBUTIONS:
  From net investment income................................      (804,105)         (828,022)
  From net realized gains...................................    (2,167,437)       (3,474,495)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........    (2,971,542)       (4,302,517)
                                                              ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    18,458,685        21,125,665
  Dividends reinvested......................................     2,756,988         4,155,129
  Cost of shares redeemed...................................   (14,419,751)      (25,919,704)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........     6,795,922          (638,910)
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................     9,876,458           137,025

NET ASSETS:
  Beginning of period.......................................    47,104,230        46,967,205
                                                              ------------      ------------
  End of period.............................................  $ 56,980,688      $ 47,104,230
                                                              ============      ============
SHARE TRANSACTIONS:
  Issued....................................................     1,667,828         1,940,210
  Reinvested................................................       257,020           388,011
  Redeemed..................................................    (1,298,810)       (2,353,194)
                                                              ------------      ------------
CHANGE IN SHARES............................................       626,038           (24,973)
                                                              ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       FOR THE
                                                                                     NINE MONTHS        YEAR        SEPTEMBER 23,
                                                FOR THE YEARS ENDED MARCH 31,           ENDED          ENDED           1996 TO
                                              ---------------------------------       MARCH 31,       JUNE 30,        JUNE 30,
                                               2002         2001         2000          1999(a)          1998           1997(b)
                                              -------      -------      -------      -----------      --------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD........  $ 10.87      $ 10.77      $ 11.00        $ 12.60        $ 12.28          $ 10.00
                                              -------      -------      -------        -------        -------          -------
INVESTMENT ACTIVITIES:
  Net investment income.....................     0.17         0.17         0.25           0.20           0.27             0.20
  Net realized and unrealized gains (losses)
    from investments........................     1.07         1.03         0.94          (0.26)          1.79             2.32
                                              -------      -------      -------        -------        -------          -------
  Total from investment activities..........     1.24         1.20         1.19          (0.06)          2.06             2.52
                                              -------      -------      -------        -------        -------          -------
DISTRIBUTIONS:
  Net investment income.....................    (0.17)       (0.19)       (0.26)         (0.20)         (0.27)           (0.19)
  Net realized gains........................    (0.45)       (0.91)       (1.16)         (1.34)         (1.47)           (0.05)
                                              -------      -------      -------        -------        -------          -------
  Total Distributions.......................    (0.62)       (1.10)       (1.42)         (1.54)         (1.74)           (0.24)
                                              -------      -------      -------        -------        -------          -------
NET ASSET VALUE, END OF PERIOD..............  $ 11.49      $ 10.87      $ 10.77        $ 11.00        $ 12.60          $ 12.28
                                              =======      =======      =======        =======        =======          =======
TOTAL RETURN................................    11.97%       11.51%       11.35%          0.04%(c)      18.15%           25.58%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........  $56,981      $47,104      $46,967        $50,903        $52,450          $39,196
Ratio of expenses to average net assets.....     1.20%        1.18%        1.18%          1.21%(d)       1.21%            1.37%(d)
Ratio of net investment income to average
  net assets................................     1.58%        1.64%        2.18%          2.29%(d)       2.16%            2.38%(d)
Ratio of expenses to average net
  assets(e).................................     1.45%        1.43%        1.43%          1.46%(d)       1.46%            1.62%(d)
Portfolio turnover..........................       32%          42%          47%            34%            70%              38%

(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not Annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND

KEVIN A. CAREY
BRIAN A. BYTHROW, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2002?

A. The Fund delivered a -6.24% total return. That compares to a 0.21% total return for the Fund's benchmark, the S&P 500 Index.

Q. WHAT WERE CONDITIONS LIKE IN THE STOCK MARKET DURING THE PERIOD?

A. The stock market experienced considerable volatility. Large-company shares suffered sharp losses during the first half of the period, as economic growth slowed, corporate profits fell, and the economy slid into a recession. The September 11 terrorist attacks further weakened the economy and caused stock prices to fall sharply. However, stocks performed well during much of the second half of the period, due to signs that the economy was regaining some strength.

   Despite the market's overall weakness, some sectors posted strong returns. Health-care stocks performed well, due to health-care firms' ability to generate relatively stable earnings growth. Defense stocks were strong performers, due to strong levels of government funding for defense contractors. The financial services sector benefited from low interest rates and attractive valuations, and shares of select retailers performed well, as consumer spending remained strong despite the recession.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

A. We continued to focus on attractively valued shares of financially strong firms with solid long-term prospects. Specifically, we found opportunities in sectors such as health-care, financial services, and consumer retail. Health-care stocks that benefited the Fund's performance included Johnson & Johnson (2.68% of the Fund's portfolio), Zimmer Holdings, Inc. (0.45%), and Stryker Corp. (1.04%). Strong-performing financial services holdings included Everest Re Group Ltd. (0.95%) and American International Group, Inc. (1.33%). Consumer retail stocks such as Kohl's Corp. (2.09%), Abercrombie & Fitch Co. (0.34%), and Wal-Mart Stores, Inc. (2.53%) also helped the Fund weather the difficult market environment.(1)

   The Fund's position in the technology and telecommunications sectors hurt performance, as these sectors continued to suffer from weak revenue and earnings growth.

Q. WHAT IS YOUR OUTLOOK FOR THE ECONOMY AND THE STOCK MARKET DURING THE COMING MONTHS?

A. Stock prices may have come too far, too fast during the past few months, as investors anticipated a robust economic recovery. We believe that economic growth could be relatively modest during the coming months and that corporate profits could remain weak in that environment. These factors could prevent stock prices from rising significantly in the near future.

   We will continue to invest in shares of large, dominant firms that will benefit from an eventual economic recovery. In particular, we will focus on financially strong companies in sectors that stand to benefit from a stronger economy. Such sectors include consumer cyclicals and financial services stocks. We will underweight the Fund's position in technology and telecommunications stocks until their valuations are more reasonable and their growth prospects are stronger.

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the Independent Accountants Report.

 1ST SOURCE MONOGRAM FUNDS

                            DIVERSIFIED EQUITY FUND
Growth of a $10,000 Investment
[LINE GRAPH]

                                                                    S&P 500 STOCK INDEX              DIVERSIFIED EQUITY FUND*
                                                                    -------------------              ------------------------
3/92                                                                      $10000                             $10000
3/93                                                                       11522                              11286
3/94                                                                       11689                              11595
3/95                                                                       13510                              12624
3/96                                                                       17840                              16158
3/97                                                                       21369                              18047
3/98                                                                       31646                              25632
3/99                                                                       37488                              26251
3/00                                                                       44215                              31397
3/01                                                                       34630                              23154
3/02                                                                       34714                              21709

                          Average Annual Total Return
                                 as of 3/31/02

                                                                                 10
                                                              1 YEAR   5 YEAR   YEAR
                                                              -6.24%    3.76%    8.06%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/92 to 3/02, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                                           MARCH 31, 2002


 COMMON STOCKS - 90.5%
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
ADVERTISING - 0.8%
Interpublic Group of Cos., Inc. ......      10,000    $   342,800
                                                      -----------
AEROSPACE/DEFENSE - 5.4%
B.F. Goodrich Corp. ..................      10,000        316,400
General Dynamics Corp. ...............       6,000        563,700
Honeywell International, Inc. ........      15,000        574,050
Titan Corp.(b)........................      20,000        413,000
United Technologies Corp. ............       4,400        326,480
                                                      -----------
                                                        2,193,630
                                                      -----------
BANKING - 8.7%
Bank of America Corp. ................       6,000        408,120
Fifth Third Bancorp...................      14,000        944,720
J.P. Morgan Chase & Co. ..............      16,000        570,400
PNC Financial Services Group..........      11,000        676,390
Wells Fargo & Co. ....................      19,400        958,360
                                                      -----------
                                                        3,557,990
                                                      -----------
COMPUTER SOFTWARE - 0.4%
Parametric Technology Corp.(b)........      30,000        181,200
                                                      -----------
COMPUTERS - 8.9%
Automatic Data Processing, Inc. ......       6,000        349,620
Citrix Systems, Inc.(b)...............      20,000        345,600
Dell Computer Corp.(b)................      11,000        287,210
Electronic Data Systems Corp. ........       7,000        405,930
EMC Corp.(b)..........................      20,000        238,400
Microsoft Corp.(b)....................      20,000      1,206,200
Novell, Inc.(b).......................      60,000        233,400
Sun Microsystems, Inc.(b).............      15,000        132,300
Unisys Corp.(b).......................      35,000        442,050
                                                      -----------
                                                        3,640,710
                                                      -----------
CONSUMER GOODS & SERVICES - 2.0%
Alcan Aluminum, Ltd. .................       8,000        317,040
Pall Corp. ...........................      13,000        266,370
Sonoco Products Co. ..................       8,000        228,880
                                                      -----------
                                                          812,290
                                                      -----------
CRUISE LINES - 1.4%
Royal Caribbean Cruises Ltd. .........      25,000        563,750
                                                      -----------
ELECTRONIC COMPONENTS - 6.7%
American Power Conversion Corp.(b)....      20,000        295,600
Cypress Semiconductor Corp.(b)........      10,000        230,000
Emerson Electric Co. .................      12,000        688,680
Intel Corp. ..........................      14,000        425,740
International Rectifier Corp.(b)......       6,000        272,460
Texas Instruments, Inc. ..............      10,000        331,000
Tyco International Ltd. ..............      15,000        484,800
                                                      -----------
                                                        2,728,280
                                                      -----------
FINANCIAL SERVICES - 8.3%
American Express Co. .................       9,900        405,504
Capital One Financial Corp. ..........      10,000        638,500
Citigroup, Inc. ......................      11,633        576,066
Fannie Mae............................      10,800        862,704
IndyMac Bancorp, Inc.(b)..............      10,000        247,000


 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
Paychex, Inc. ........................       8,000    $   317,600
Schwab (Charles) Corp. ...............      25,000        327,250
                                                      -----------
                                                        3,374,624
                                                      -----------
HEALTH & PERSONAL CARE - 0.8%
Universal Health Services(b)..........       8,000        330,000
                                                      -----------
INSURANCE - 3.8%
American International Group, Inc. ...       7,500        541,050
Everest Re Group Ltd. ................       5,600        388,304
Hartford Financial Services Group.....       3,700        252,044
MetLife, Inc. ........................      11,700        368,550
                                                      -----------
                                                        1,549,948
                                                      -----------
INVESTMENT TRUSTS - 1.3%
Diamonds Trust, Series I..............       5,000        518,550
                                                      -----------
MEDICAL - 7.3%
Applied Biosystems Group - Applera
  Corp. ..............................      10,000        223,500
Beckman Coulter, Inc. ................       7,800        398,346
Boston Scientific Corp.(b)............      14,250        357,533
Dentsply International................       9,750        361,335
Genentech, Inc.(b)....................       3,600        181,620
Medtronic, Inc. ......................      11,000        497,309
PerkinElmer, Inc. ....................      20,000        370,000
Stryker Corp. ........................       7,000        422,310
Zimmer Holdings, Inc.(b)..............       5,350        182,168
                                                      -----------
                                                        2,994,121
                                                      -----------
MOTORCYCLES - 1.1%
Harley-Davidson, Inc. ................       8,300        457,579
                                                      -----------
OIL & GAS - 5.9%
BP Amoco PLC, ADR.....................      12,600        669,060
Burlington Resources, Inc. ...........       8,000        320,720
EOG Resources, Inc. ..................       8,000        324,480
Exxon Mobil Corp. ....................      10,000        438,300
Halliburton Co. ......................      18,000        307,260
Transocean Sedco Forex, Inc. .........      10,000        332,300
                                                      -----------
                                                        2,392,120
                                                      -----------
PHARMACEUTICALS - 7.7%
Amgen, Inc.(b)........................      10,000        596,800
Andrx Group(b)........................       1,920         72,845
Elan Corp. PLC, ADR(b)................      18,000        250,380
Ivax Corp.(b).........................      20,250        325,013
Johnson & Johnson.....................      16,800      1,091,159
Pfizer, Inc. .........................      20,000        794,800
                                                      -----------
                                                        3,130,997
                                                      -----------
RESTAURANTS - 3.0%
Brinker International, Inc.(b)........      12,000        388,920
McDonald's Corp. .....................      12,200        338,550
Starbucks Corp.(b)....................      21,000        485,730
                                                      -----------
                                                        1,213,200
                                                      -----------
RETAIL - 10.6%
Abercrombie & Fitch Co.(b)............       4,500        138,600
Home Depot, Inc. .....................      16,050        780,191
Kohl's Corp.(b).......................      12,000        853,800
O'Reilly Automotive, Inc.(b)..........      10,000        315,700

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
DIVERSIFIED EQUITY FUND                                           MARCH 31, 2002


 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
4yRadioShack Corp. ...................       8,000    $   240,320
The Kroger Co.(b).....................      15,000        332,400
Wal-Mart Stores, Inc. ................      16,800      1,029,672
Walgreen Co. .........................      15,000        587,850
                                                      -----------
                                                        4,278,533
                                                      -----------
TELECOMMUNICATIONS - 1.2%
Ericsson, ADR.........................      30,000        125,400
Touch America Holdings(b).............      30,000        114,300
UTStarcom, Inc.(b)....................      10,000        262,300
                                                      -----------
                                                          502,000
                                                      -----------
TRANSPORTATION - 1.7%
FedEx Corp.(b)........................       5,000        290,500
United Parcel Service, Inc., Class
  B...................................       6,300        383,040
                                                      -----------
                                                          673,540
                                                      -----------
UTILITIES - 3.5%
Duke Energy Corp. ....................       8,000        302,400
General Electric Co. .................      24,000        898,800
Peabody Energy Corp. .................       8,000        231,600
                                                      -----------
                                                        1,432,800
                                                      -----------
TOTAL COMMON STOCKS...............................     36,868,662
                                                      -----------


 REPURCHASE AGREEMENTS - 9.6%
                                        PRINCIPAL       MARKET
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
Fifth Third Bank 1.25%, 4/1/02
  maturity value $3,929,919,
  collateralized by Freddie Mac
  Security............................  $3,929,373    $ 3,929,373
                                                      -----------
TOTAL REPURCHASE AGREEMENTS.......................      3,929,373
                                                      -----------
TOTAL
  (Cost $39,096,184)(a) - 100.1%..................    $40,798,035
                                                      ===========

------------------

Percentages indicated are based on net assets of $40,765,760.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:


      Unrealized appreciation.......................  $ 4,723,709
      Unrealized depreciation.......................   (3,021,858)
                                                      -----------
      Net unrealized appreciation (depreciation)....  $ 1,701,851
                                                      ===========

(b) Non-income producing securities.

ADR--American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2002


ASSETS:
Investments, at value (cost
  $35,166,811)...........................            $36,868,662
Repurchase agreements, at cost...........            $ 3,929,373
                                                     -----------
    Total Investments....................            $40,798,035
Interest and dividends receivable........                 19,953
Prepaid expenses and other assets........                  1,648
                                                     -----------
    TOTAL ASSETS.........................             40,819,636
LIABILITIES:
Accrued expenses and other payables:
  Investment advisory fees...............  $34,431
  Administration fees....................    1,114
  Other..................................   18,331
                                           -------
    TOTAL LIABILITIES....................                 53,876
                                                     -----------
NET ASSETS...............................            $40,765,760
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $46,060,057
Undistributed net realized gains (losses)
  from investment transactions...........             (6,996,148)
Unrealized appreciation (depreciation)
  from investments.......................              1,701,851
                                                     -----------
NET ASSETS...............................            $40,765,760
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              5,652,804
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                  $7.21
                                                           -----
                                                           -----

 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2002


INVESTMENT INCOME:
Interest income.........................             $   106,958
Dividend income.........................                 381,790
                                                     -----------
    TOTAL INVESTMENT INCOME.............                 488,748
EXPENSES:
Investment advisory fees................  $422,261
Administration fees.....................    85,306
Distribution fees.......................   106,631
Accounting fees.........................    20,015
Custodian fees..........................     3,235
Transfer agent fees.....................     7,871
Trustee fees............................     3,039
Other fees..............................    19,739
                                          --------
    Total expenses before fee
      reductions........................                 668,097
    Distribution fees voluntarily
      reduced...........................                (106,631)
                                                     -----------
    NET EXPENSES........................                 561,466
                                                     -----------
NET INVESTMENT LOSS.....................                 (72,718)
                                                     -----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions..........................              (4,415,294)
Change in unrealized appreciation
  (depreciation) from investments.......               1,747,549
                                                     -----------
Net realized/unrealized gains (losses)
  from investments......................              (2,667,745)
                                                     -----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS............................             $(2,740,463)
                                                     ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                        MARCH 31,
                                                              ------------------------------
                                                                  2002              2001
                                                              ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.......................................  $    (72,718)     $   (130,386)
  Realized gains (losses) from investment transactions......    (4,415,294)        1,412,232
  Change in unrealized appreciation (depreciation) from
    investments.............................................     1,747,549       (18,530,168)
                                                              ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    (2,740,463)      (17,248,322)
                                                              ------------      ------------
DISTRIBUTIONS:
  From net realized gains...................................            --        (2,136,690)
  Distributions in excess of net realized gains.............            --        (2,465,810)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........            --        (4,602,500)
                                                              ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................    15,551,401        18,897,018
  Dividends reinvested......................................            --         4,508,198
  Cost of shares redeemed...................................   (17,957,499)      (31,229,529)
                                                              ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    (2,406,098)       (7,824,313)
                                                              ------------      ------------
CHANGE IN NET ASSETS........................................    (5,146,561)      (29,675,135)

NET ASSETS:
  Beginning of period.......................................    45,912,321        75,587,456
                                                              ------------      ------------
  End of period.............................................  $ 40,765,760      $ 45,912,321
                                                              ============      ============
SHARE TRANSACTIONS:
  Issued....................................................     2,129,397         1,912,633
  Reinvested................................................            --           487,373
  Redeemed..................................................    (2,445,114)       (3,106,135)
                                                              ------------      ------------
CHANGE IN SHARES............................................      (315,717)         (706,129)
                                                              ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       FOR THE
                                                                                     NINE MONTHS        YEAR        SEPTEMBER 23,
                                                FOR THE YEARS ENDED MARCH 31,           ENDED          ENDED           1996 TO
                                              ---------------------------------       MARCH 31,       JUNE 30,        JUNE 30,
                                               2002         2001         2000          1999(A)          1998           1997(B)
                                              -------      -------      -------      -----------      --------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD........  $  7.69      $ 11.32      $ 11.26        $ 13.31        $ 11.80          $ 10.00
                                              -------      -------      -------        -------        -------          -------
INVESTMENT ACTIVITIES:
  Net investment loss.......................    (0.01)       (0.02)       (0.03)         (0.02)         (0.02)           (0.01)
  Net realized and unrealized gains (losses)
    from investments........................    (0.47)       (2.82)        2.05          (0.11)          3.00             2.03
                                              -------      -------      -------        -------        -------          -------
  Total from investment activities..........    (0.48)       (2.84)        2.02          (0.13)          2.98             2.02
                                              -------      -------      -------        -------        -------          -------
DISTRIBUTIONS:
  Net realized gains........................       --        (0.38)       (1.96)         (1.92)         (1.47)           (0.22)
  In excess of net investment income........       --        (0.41)          --             --             --               --
                                              -------      -------      -------        -------        -------          -------
  Total Distributions.......................       --        (0.79)       (1.96)         (1.92)         (1.47)           (0.22)
                                              -------      -------      -------        -------        -------          -------
NET ASSET VALUE, END OF PERIOD..............  $  7.21      $  7.69      $ 11.32        $ 11.26        $ 13.31          $ 11.80
                                              =======      =======      =======        =======        =======          =======
TOTAL RETURN................................    (6.24%)     (26.25%)      19.60%         (0.59%)(c)     27.85%           20.42%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000)...........  $40,766      $45,912      $75,587        $85,361        $98,083          $74,990
Ratio of expenses to average net assets.....     1.32%        1.22%        1.33%          1.43%(d)       1.48%            1.62%(d)
Ratio of net investment income to average
  net assets................................    (0.17%)      (0.22%)      (0.28%)        (0.24%)(d)     (0.18%)          (0.10%)(d)
Ratio of expenses to average net
  assets(e).................................     1.57%        1.66%        1.62%          1.68%(d)       1.73%            1.87%(d)
Portfolio turnover..........................       68%          29%         104%           108%            95%              77%

(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not Annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 1ST SOURCE MONOGRAM FUNDS

                                      ****
                         4 STAR MORNINGSTAR RATING(TM)
                      (out of 5,040 domestic equity funds
                         overall as of March 31, 2002)+
SPECIAL EQUITY FUND

BRIAN A. BYTHROW, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 30, 2002?

A. The Fund delivered a 28.37% total return during the period. The Fund's benchmark, the Russell 2000 Index, posted a total return of 13.98%.

Q. HOW DID SMALL COMPANY STOCKS PERFORM DURING THE PERIOD?

A. Small-cap stocks delivered strong returns and outperformed shares of large-caps. Small company stocks suffered losses during the first half of the period, due to factors such as the economic recession and the September 11 terrorist attacks. However, small-caps led the market later in the period, reflecting evidence that suggested the economy was gaining some strength. Small companies also offered stronger growth rates and cleaner balance sheets than larger firms, and their shares traded at valuations that are more attractive.

   Shares of consumer cyclical stocks performed well, as consumer spending remained strong throughout most of the period despite the recession. The health-care sector also delivered positive returns, due to health-care firms' ability to post consistent growth during periods of economic weakness. Technology and telecommunications stocks continued to suffer, due to oversupply in those industries and high valuations among such shares.

Q. HOW DID YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. We maintained our disciplined approach of investing in fast-growing firms whose shares are inexpensive relative to the companies' growth rates. The Fund remained underweighted in the technology and telecommunications sectors during the period, which benefited performance. We feel our decision to underweight the biotechnology sector due to high valuations and weak fundamentals benefited the Fund. Strongly performing stocks for the Fund included pharmaceutical company Bradley Pharmaceuticals, Inc. (0.24% of the Fund's portfolio) and PF Chang's China Bistro, Inc. (1.19%), which benefited as consumer spending held up during the economic downturn. We also found opportunities among energy stocks, which offered attractive valuations.(1)

Q. WHAT IS YOUR OUTLOOK FOR SMALL COMPANY STOCKS?

A. We feel economic growth should improve during the coming months, although perhaps not at the pace that some investors are anticipating. It is more likely that economic and corporate profit growth will be relatively modest. Small-caps should continue to outperform large company stocks in that environment. Many small-caps serve niche markets and have unique products, giving them the ability to deliver strong earnings even in a slow-growth environment. Investors will likely place a premium on shares of such firms. Furthermore, small company stocks remain attractively valued relative to their larger peers.

   In general, we will favor companies with strong balance sheets and low debt. Such firms should be popular among investors in the months ahead. We will continue to underweight the technology and telecommunications sectors for now because there are no clear signs of improvements in those industries. We will look to take advantage of undervalued energy stocks, as we believe that energy sector fundamentals have reached the bottom of their cycle and are likely to improve going forward. We will also focus on regional bank stocks, which offer attractive valuations and which should benefit from low interest rates.

------------------

(1) The Fund's portfolio composition is subject to change.

The above information is not covered by the Independent Accountants Report.

 1ST SOURCE MONOGRAM FUNDS

                              SPECIAL EQUITY FUND
Growth of a $10,000 Investment
[SPECIAL EQUITY FUND GRAPH]

                                                                     RUSSELL 2000 INDEX                SPECIAL EQUITY FUND*
                                                                     ------------------                --------------------
3/92                                                                      $10000                             $10000
3/93                                                                       11486                              10928
3/94                                                                       12750                              12321
3/95                                                                       13452                              12592
3/96                                                                       17359                              17311
3/97                                                                       18245                              16943
3/98                                                                       25910                              20812
3/99                                                                       21698                              18615
3/00                                                                       29791                              27943
3/01                                                                       25224                              24492
3/02                                                                       28751                              31441

                          Average Annual Total Return
                                 as of 3/31/02

                                                                                 10
                                                              1 YEAR   5 YEAR   YEAR
                                                              28.37%   13.16%   12.14%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/92 to 3/02, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000 Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ Morningstar proprietary ratings reflect risk-adjusted performance through 3/31/02. The ratings are subject to change every month. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 5 stars for the three period and 4 stars for the five-year period, but was not rated for the ten-year period. It was rated among 5,040 domestic equity funds for the three-year period, and 3,293 funds for the five-year period. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2002


 COMMON STOCKS - 87.6%
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
AEROSPACE/DEFENSE - 2.7%
AAR Corp. ............................      20,000    $   215,400
Engineered Support Systems............      10,000        462,500
Titan Corp.(b)........................      20,000        413,000
Visionics Corp.(b)....................      10,000        117,300
                                                      -----------
                                                        1,208,200
                                                      -----------
BANKING - 4.7%
BankAtlantic Bancorp, Class B.........      25,000        325,000
Fidelity National.....................      30,000        277,500
Hudson River Bancorp..................      15,000        361,950
MFC Bancorp Ltd.(b)...................      15,000        155,250
Nara Bankcorp, Inc. ..................      15,000        326,250
R&G Financial Corp., Class B..........      15,000        298,950
Trust Co. of New Jersey...............      15,000        354,750
                                                      -----------
                                                        2,099,650
                                                      -----------
BASIC INDUSTRY - 1.0%
Carpenter Technology Corp. ...........      15,000        434,100
                                                      -----------
BROADCASTING/CABLE - 1.5%
Alliance Atlantis Communications
  Corp.(b) ...........................      30,000        338,400
Salem Communications Corp., Class
  A(b)................................      15,000        355,500
                                                      -----------
                                                          693,900
                                                      -----------
CHEMICALS - 1.7%
Omnova Solutions, Inc. ...............      40,000        332,000
Symyx Technologies, Inc.(b)...........      20,000        413,000
                                                      -----------
                                                          745,000
                                                      -----------
COMPUTER SOFTWARE - 8.4%
Carreker-Antinori, Inc.(b)............      10,000         87,200
Cryptologic, Inc.(b)..................      20,000        294,000
Echelon Corp.(b)......................      20,000        360,000
Electronics Boutique Holdings
  Corp.(b) ...........................      12,000        414,360
Euniverse, Inc.(b)....................      40,000        208,400
Liberate Technologies(b)..............      20,000        119,000
Mad Catz Interactive, Inc.(b).........     100,000        108,000
Micromuse, Inc.(b)....................      20,000        175,200
Parametric Technology Corp.(b)........      30,000        181,200
Quovadx, Inc.(b)......................      30,000        249,300
SmartForce PLC, ADR(b)................      10,000        105,000
SonicWall, Inc.(b)....................      15,000        195,600
Source Information Management Co.(b)..      40,000        210,400
Tripos(b).............................      15,000        392,700
Vignette Corp.(b).....................      50,000        172,000
Visual Networks, Inc.(b)..............      80,000        235,200
Watchguard Technologies(b)............      40,000        250,400
                                                      -----------
                                                        3,757,960
                                                      -----------
COMPUTERS - 0.5%
Novell, Inc.(b).......................      60,000        233,400
                                                      -----------
CONSTRUCTION - 2.1%
Michael Baker(b)......................      20,000        285,000
The Keith Cos., Inc.(b)...............      30,000        387,450
US Laboratories, Inc.(b)..............      20,000        268,400
                                                      -----------
                                                          940,850
                                                      -----------


 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
CONSUMER GOODS & SERVICES - 4.4%
Daisytek International Corp.(b).......      25,000    $   397,750
Harman International Industries,
  Inc. ...............................       6,000        296,100
Mail-Well, Inc.(b)....................      50,000        314,000
Mobile Mini, Inc.(b)..................      10,000        321,800
Pall Corp. ...........................      13,000        266,370
School Specialty, Inc.(b).............      15,000        400,800
                                                      -----------
                                                        1,996,820
                                                      -----------
ELECTRONIC COMPONENTS - 4.4%
Active Power, Inc.(b).................      40,000        210,000
Compudyne Corp.(b)....................      30,000        384,090
Diodes, Inc.(b).......................      35,000        283,325
Dpac Technologies Corp.(b)............      30,000        111,600
ESS Technology(b).....................      15,000        311,100
GSI Lumonics, Inc.(b).................      25,000        252,500
Measurement Specialties, Inc.(b)......      30,000         30,000
Quicklogic Corp.(b)...................      30,000        148,200
Rofin-Sinar Technologies, Inc.(b).....      13,000        113,750
Silent Witness Enterprises(b).........      20,000        140,000
                                                      -----------
                                                        1,984,565
                                                      -----------
ENERGY - 0.8%
Horizon Offshore, Inc.(b).............      30,000        351,900
                                                      -----------
ENVIRONMENTAL SERVICES - 2.6%
Fuel-Tech N.V.(b).....................      40,000        230,000
Navigant Consulting, Inc.(b)..........      50,000        324,000
Right Management Consultants,
  Inc.(b) ............................      12,000        303,840
Stericycle, Inc.(b) *.................       5,000        312,805
                                                      -----------
                                                        1,170,645
                                                      -----------
FINANCIAL SERVICES - 7.2%
Cash America International............      40,000        352,000
E-LOAN, Inc.(b).......................     100,000        185,000
Espeed, Inc., Class A(b)..............      20,000        211,600
IndyMac Bancorp, Inc.(b)..............      12,000        296,400
Micro General Corp.(b)................      20,000        276,400
NCO Group, Inc.(b)....................      12,000        333,120
Northrim Bancorp, Inc. ...............      16,500        241,725
Oxford Financial(b)...................      25,000        250,000
PRG-Schultz International(b)..........      20,000        281,000
Saxon Capital, Inc.(b)................      30,000        443,100
Westfield Financial, Inc.(b)..........      25,000        369,250
                                                      -----------
                                                        3,239,595
                                                      -----------
FOOD & RELATED - 3.5%
Constellation Brands, Inc.(b).........       6,000        329,760
Lone Star Steakhouse & Saloon *.......      15,000        313,350
P.F. Chang's China Bistro, Inc.(b)
  *...................................       8,000        533,040
Suprema Specialties, Inc.(b)..........      15,000             77
United Natural Foods(b)...............      15,000        373,650
                                                      -----------
                                                        1,549,877
                                                      -----------
HEALTH & PERSONAL CARE - 7.5%
AdvancePCS(b).........................       8,000        240,720
Air Methods Corp.(b)..................      40,000        288,000
Amsurg Corp.(b).......................      15,000        408,150
Boron LePore & Associates, Inc.(b)....      25,000        303,000
Caremark Rx, Inc.(b) *................      20,000        390,000

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2002


 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
Dianon Systems(b).....................       5,000    $   324,400
Healthcare Services Group(b)..........      30,000        343,500
Molecular Devices Corp.(b)............      10,000        181,700
Orthodontic Centers of America(b).....      10,000        276,100
SFBC International, Inc.(b)...........      10,000        261,000
Universal Health Services(b)..........       9,000        371,250
                                                      -----------
                                                        3,387,820
                                                      -----------
INSURANCE - 2.0%
Ceres Group, Inc.(b)..................      60,000        273,000
First American Financial Corp. .......      18,000        383,040
Scottish Annuity & Life Holdings......      13,100        248,900
                                                      -----------
                                                          904,940
                                                      -----------
LEISURE & RECREATIONAL PRODUCTS - 1.0%
Six Flags, Inc.(b)....................      25,000        446,500
                                                      -----------
MANUFACTURING - 8.5%
A.S.V., Inc.(b).......................      14,000        164,500
Astronics Corp.(b)....................      15,000        139,038
BW Technologies Ltd.(b)...............      45,000        563,490
Cavalier Homes, Inc.(b)...............      10,000         37,300
DHB Industries, Inc.(b)...............      20,000        134,800
Elcor Corp. ..........................      15,000        333,000
MagneTek, Inc.(b).....................      25,900        303,030
Mocon, Inc. ..........................      15,000        153,000
P.H. Glatfelter and Co. ..............      16,000        287,040
Quixote Corp. ........................      10,000        186,515
Rayovac Corp.(b)......................      20,000        309,000
Rock of Ages Corp.(b).................      20,000        132,000
Stewart & Stevenson Services, Inc. ...      20,000        387,000
U.S. Concrete, Inc.(b)................      40,000        262,000
Ultratech Stepper, Inc.(b) *..........      20,000        416,000
                                                      -----------
                                                        3,807,713
                                                      -----------
MEDICAL - 1.5%
Misonix, Inc.(b)......................      30,000        218,700
PerkinElmer, Inc. ....................      15,000        277,500
Vasomedical, Inc.(b)..................      60,000        171,660
                                                      -----------
                                                          667,860
                                                      -----------
OIL & GAS - 4.6%
Brigham Exploration Co.(b)............      60,000        209,358
Cal Dive International, Inc.(b).......      10,000        249,000
Headwaters, Inc.(b)...................      20,000        306,000
Key Energy Services, Inc.(b)..........      25,000        268,000
Newpark Resources, Inc.(b)............      30,000        232,500
Patina Oil & Gas Corp. ...............       8,000        252,160


 COMMON STOCKS, CONTINUED
                                                        MARKET
SECURITY DESCRIPTION                      SHARES         VALUE
--------------------------------------  ----------    -----------
Petroquest Energy, Inc.(b)............      40,000    $   229,200
Veritas DGC, Inc.(b)..................      20,000        338,200
                                                      -----------
                                                        2,084,418
                                                      -----------
PHARMACEUTICALS - 2.1%
Bradley Pharmaceuticals, Inc.(b)......      10,000        106,500
Ivax Corp.(b).........................      20,000        321,000
Paladin Labs, Inc.(b).................      80,000        502,136
                                                      -----------
                                                          929,636
                                                      -----------
RETAIL - 8.8%
Abercrombie & Fitch Co.(b) *..........      12,000        369,600
Big Lots, Inc. .......................      28,000        393,400
Bombay Co., Inc.(b)...................     100,000        297,000
Building Materials Holding(b).........      20,000        288,000
Famous Dave's of America(b)...........      50,000        403,500
Fred's, Inc. *........................       9,000        324,000
Galyans Trading Co., Inc.(b)..........      20,000        306,000
O'Reilly Automotive, Inc.(b)..........      15,000        473,550
Oakley, Inc.(b).......................      15,000        268,500
Rite Aid Corp.(b).....................      60,000        207,600
Shop At Home(b).......................     100,000        274,000
Ulimate Electronics, Inc.(b)..........      12,000        336,600
                                                      -----------
                                                        3,941,750
                                                      -----------
SCHOOLS - 0.6%
Nobel Learning Communities(b).........      40,000        279,600
                                                      -----------
TELECOMMUNICATIONS - 2.2%
Audiovox Corp.(b).....................      25,000        179,500
Clearone Communications, Inc.(b)......      20,000        328,000
Fibercore, Inc.(b)....................      70,000        112,000
Touch America Holdings(b).............      30,000        114,300
UTStarcom, Inc.(b)....................      10,000        262,300
                                                      -----------
                                                          996,100
                                                      -----------
TRANSPORTATION - 1.5%
Egl, Inc.(b)..........................      20,000        317,000
US Freightways Corp. .................      10,000        354,400
                                                      -----------
                                                          671,400
                                                      -----------
UTILITIES - 1.8%
Fuelcell Energy, Inc.(b)..............      15,000        236,400
Peabody Energy Corp. .................       8,000        231,600
Southwest Water Co. ..................      21,000        338,100
                                                      -----------
                                                          806,100
                                                      -----------
TOTAL COMMON STOCKS...............................     39,330,299
                                                      -----------

                                   Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2002


 REPURCHASE AGREEMENTS - 14.3%
                                        PRINCIPAL       MARKET
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
Fifth Third Bank 1.25%, 4/1/02
  maturity value $6,408,590,
  collateralized by Fannie Mae
  Security............................  $6,407,700    $ 6,407,700
                                                      -----------
TOTAL REPURCHASE AGREEMENTS.......................      6,407,700
                                                      -----------
TOTAL
  (Cost $39,670,309)(a) - 101.9%..................    $45,737,999
                                                      ===========

------------------

Percentages indicated are based on net assets of $44,887,951.

 * Served as collateral for covered call options.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:

      Unrealized appreciation.......................  $ 7,601,758
      Unrealized depreciation.......................   (1,534,068)
                                                      -----------
      Net unrealized appreciation (depreciation)....  $ 6,067,690
                                                      ===========

(b) Non-income producing securities.

ADR --American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2002


ASSETS:
Investments, at value (cost
  $33,262,609)..........................             $39,330,299
Repurchase agreements, at cost..........               6,407,700
                                                     -----------
    Total Investments...................              45,737,999
Interest and dividends receivable.......                   6,340
Receivable for investments sold.........                 241,072
Prepaid expenses and other assets.......                  10,621
                                                     -----------
    TOTAL ASSETS........................              45,996,032
LIABILITIES:
Call options written, at value (premium
  received $268,660)....................  $389,650
Payable for investments purchased.......   674,306
Accrued expenses and other payables:
  Investment advisory fees..............    29,576
  Administration fees...................     1,226
  Other.................................    13,323
                                          --------
    TOTAL LIABILITIES...................               1,108,081
                                                     -----------
NET ASSETS..............................             $44,887,951
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital.................................             $36,030,443
Undistributed (distributions in excess
  of) net investment income.............                     551
Undistributed net realized gains
  (losses) from investment
  transactions..........................               2,910,257
Unrealized appreciation (depreciation)
  from investments and options..........               5,946,700
                                                     -----------
NET ASSETS..............................             $44,887,951
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)...............................               3,990,115
                                                     ===========
Net Asset Value and Redemption Price per
  share.................................                  $11.25
                                                          ======


 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2002


INVESTMENT INCOME:
Interest income..........................             $   93,679
Dividend income..........................                122,177
                                                      ----------
    TOTAL INVESTMENT INCOME..............                215,856
EXPENSES:
Investment advisory fees.................  $257,737
Administration fees......................    64,435
Distribution fees........................    80,543
Accounting fees..........................    22,565
Custodian fees...........................     9,441
Transfer agent fees......................    18,874
Trustee fees.............................     2,514
Other fees...............................    25,839
                                           --------
    Total expenses before fee
      reductions.........................                481,948
    Distribution fees voluntarily
      reduced............................                (80,543)
                                                      ----------
    NET EXPENSES.........................                401,405
                                                      ----------
NET INVESTMENT LOSS......................               (185,549)
                                                      ----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions...........................              4,702,266
Change in unrealized appreciation
  (depreciation) from investment and
  option transactions....................              3,628,051
                                                      ----------
Net realized/unrealized gains (losses)
  from investment and option
  transactions...........................              8,330,317
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................             $8,144,768
                                                      ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEARS ENDED
                                                                        MARCH 31,
                                                              -----------------------------
                                                                 2002              2001
                                                              -----------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss.......................................  $  (185,549)     $    (82,769)
  Realized gains (losses) from investment and option
    transactions............................................    4,702,266           903,638
  Change in unrealized appreciation(depreciation) from
    investment and option transactions......................    3,628,051        (4,078,951)
                                                              -----------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    8,144,768        (3,258,082)
                                                              -----------      ------------
DISTRIBUTIONS:
  From net investment income................................           --                --
  From net realized gains...................................   (1,866,895)       (5,307,106)
                                                              -----------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........   (1,866,895)       (5,307,106)
                                                              -----------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   22,850,696        13,297,864
  Dividends reinvested......................................    1,716,711         5,082,778
  Cost of shares redeemed...................................   (9,762,908)      (12,941,745)
                                                              -----------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........   14,804,499         5,438,897
                                                              -----------      ------------
CHANGE IN NET ASSETS........................................   21,082,372        (3,126,291)
NET ASSETS:
  Beginning of period.......................................   23,805,579        26,931,870
                                                              -----------      ------------
  End of period.............................................  $44,887,951      $ 23,805,579
                                                              ===========      ============
SHARE TRANSACTIONS:
  Issued....................................................    2,181,811         1,182,752
  Reinvested................................................      165,227           538,430
  Redeemed..................................................     (931,123)       (1,101,126)
                                                              -----------      ------------
CHANGE IN SHARES............................................    1,415,915           620,056
                                                              ===========      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                           FOR THE
                                                                                         NINE MONTHS      YEAR      SEPTEMBER 20,
                                                      FOR THE YEARS ENDED MARCH 31,         ENDED        ENDED         1996 TO
                                                    ---------------------------------     MARCH 31,     JUNE 30,      JUNE 30,
                                                     2002         2001         2000        1999(a)        1998         1997(b)
                                                    -------      -------      -------    -----------    --------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD..............  $  9.25      $ 13.78      $  9.18      $  9.63      $  9.59        $ 10.00
                                                    -------      -------      -------      -------      -------        -------
INVESTMENT ACTIVITIES:
  Net investment income (loss)....................    (0.05)       (0.03)        0.00*        0.00*        0.00*          0.00*
  Net realized and unrealized gains (losses) from
    investments...................................     2.63        (1.61)        4.60        (0.44)        0.17          (0.10)
                                                    -------      -------      -------      -------      -------        -------
  Total from investment activities................     2.58        (1.64)        4.60        (0.44)        0.17          (0.10)
                                                    -------      -------      -------      -------      -------        -------
DISTRIBUTIONS:
  Net investment income...........................       --           --        (0.00)*      (0.00)*      (0.00)*        (0.00)*
  Tax return of capital...........................       --           --           --        (0.01)          --             --
  Net realized gains..............................    (0.58)       (2.89)          --           --        (0.13)            --
  In excess of net realized gains.................       --           --           --           --           --          (0.31)
                                                    -------      -------      -------      -------      -------        -------
  Total Distributions.............................    (0.58)       (2.89)       (0.00)*      (0.01)       (0.13)         (0.31)
                                                    -------      -------      -------      -------      -------        -------
NET ASSET VALUE, END OF PERIOD....................  $ 11.25      $  9.25      $ 13.78      $  9.18      $  9.63        $  9.59
                                                    =======      =======      =======      =======      =======        =======
TOTAL RETURN......................................    28.37%      (12.35%)      50.11%       (4.55%)(c)    1.86%         (1.03)(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).................  $44,888      $23,806      $26,932      $30,946      $35,441        $30,524
Ratio of expenses to average net assets...........     1.24%        1.29%        1.25%        1.24%(d)     1.27%          1.39%(d)
Ratio of net investment income to average net
  assets..........................................    (0.57%)      (0.34%)      (0.01%)       0.02%(d)     0.04%          0.05%(d)
Ratio of expenses to average net assets(e)........     1.49%        1.54%        1.50%        1.49%(d)     1.52%          1.65%(d)
Portfolio turnover................................      130%         167%         174%         248%         125%           153%

* Less than $0.005 per share.
(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not Annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

 1ST SOURCE MONOGRAM FUNDS

INCOME FUND

PAUL W. GIFFORD, CFA

Q. HOW DID THE FUND PERFORM DURING THE 12-MONTH PERIOD ENDED MARCH 31, 2002?

A. The Fund posted a total return of 4.29% during the period. The Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, returned 5.16%.

Q. WHAT WERE CONDITIONS LIKE IN THE BOND MARKET DURING THE PERIOD?

A. The bond market was characterized by significant volatility. Bonds delivered strong returns from March through early November. During this time, extremely weak economic conditions hurt corporate profits and created fears of a recession. The September 11 terrorist attacks further weakened the economy. The Fed aggressively cut short-term interest rates in an effort to boost the economy. Bond yields in that environment fell to 40-year lows. U.S. Treasury bonds and agency issues benefited most as rates fell. Corporate bonds lagged due to fears about poor profit growth, while mortgage-backed securities underperformed because of fears that falling interest rates would cause a spike in mortgage prepayments.

   The economy began to show signs of strength later in the period. The Gross Domestic Product(1) growth during the fourth quarter of 2001 exceeded expectations, which caused investors to anticipate strong economic growth for the first quarter of 2002. This rebound created fears that the Fed would eventually have to raise interest rates to forestall inflation. Bond yields rose significantly in that environment, pushing down their prices. Treasuries suffered and mortgage-backed bonds performed well as the number of refinancings dropped. Corporate issues continued to lag due to concerns about profits and corporate accounting practices in the wake of Enron's bankruptcy.

Q. HOW DID YOU POSITION THE FUND IN THAT ENVIRONMENT?

A. We kept the Fund's duration neutral to that of its benchmark during the first half of the period, due to conflicting signs about the economy's health. Later in the period, it appeared that the economy was not getting any weaker and that yields could rise. Therefore, we reduced the Fund's duration during December to roughly 90% of the index. That strategy benefited the Fund's performance because long-term issues suffered most as yields began rising.

   The credit quality of the Fund's portfolio was very strong, at AA1. However, even some of the high-quality corporate holdings in the portfolio were hurt due to fallout from the Enron debacle. We reduced the Fund's position in corporate bonds during the period and increased its weighting in asset-backed bonds, which featured strong credit ratings and offered attractive yields. We also were able to capture attractive yields through the Fund's position in mortgage-backed securities.(2)

Q. WHAT IS YOUR OUTLOOK FOR THE BOND MARKET, AND HOW WILL YOU MANAGE THE FUND IN THAT ENVIRONMENT?

A. Consumer spending, which managed to remain strong during the recession, will probably taper off during the coming months. That could cause the economic recovery to be relatively modest. Interest rates should remain stable or perhaps rise slightly in that environment. We do not expect the Fed to change its current monetary policy until there are clearer signs that the economy is strong. We will maintain the Fund's relatively short duration and high-quality portfolio. We will also emphasize mortgage-backed bonds, which, historically, have outperformed other fixed-income securities during periods when interest rates remain stable or slightly rise.

------------------

(1) The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

(2) The Fund's portfolio composition is subject to change.

The above information is not covered by the Independent Accountants Report.

 1ST SOURCE MONOGRAM FUNDS

                                  INCOME FUND
Growth of a $10,000 Investment
[INCOME FUND GRAPH]

                                                                LEHMAN BROTHERS INTERMEDIATE
                                                                  GOV'T/CREDIT BOND INDEX                  INCOME FUND*
                                                                ----------------------------               ------------
3/92                                                                      $10000                             $10000
3/93                                                                       11245                              11163
3/94                                                                       11521                              11464
3/95                                                                       12035                              11843
3/96                                                                       13185                              12954
3/97                                                                       13818                              13438
3/98                                                                       15154                              14680
3/99                                                                       16149                              15405
3/00                                                                       16483                              15554
3/01                                                                       18489                              17249
3/02                                                                       19444                              17989

                          Average Annual Total Return
                                 as of 3/31/02

                                                              1 YEAR   5 YEAR   10 YEAR
                                                                4.29%   6.01%     6.05%

The chart represents a historical investment of $10,000 in the 1st Source Monogram Income Fund from 3/92 to 3/02, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Independent Accountants Report.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2002


 ASSET BACKED SECURITIES - 15.4%
                                        PRINCIPAL       MARKET
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
Advanta Mortgage Loan Trust, Series
  98-2, Class A-12, 6.33%, 8/25/19....  $1,000,000    $ 1,017,112
Citibank Credit Card Issuance Trust,
  Series 00, Class A1, 6.90%,
  10/15/07............................   2,500,000      2,650,407
Discover Card Master Trust I Series
  01-6, 5.75%, 12/15/08...............   2,050,000      2,086,413
MBNA Master Credit Card Trust, Series
  99-M, Class A, 6.60%, 4/16/07.......   3,000,000      3,156,677
                                                      -----------
TOTAL ASSET BACKED SECURITIES.....................      8,910,609
                                                      -----------

 CORPORATE BONDS - 30.9%
COMPUTER AND DATA PROCESSING SERVICES
  - 2.1%
First Data Corp., 4.70%, 11/1/06......   1,250,000      1,204,230
                                                      -----------
FINANCIAL SERVICES - 14.2%
Bear Stearns Co., 6.25%, 7/15/05......   2,500,000      2,564,729
Comm Credit Co., 10.00%, 12/1/08......   1,300,000      1,546,587
Ford Motor Credit Co., 6.88%,
  2/1/06..............................   1,000,000        994,307
Heller Financial, Inc., 6.38%,
  3/15/06.............................   1,000,000      1,028,245
National City Bank of PA, 7.25%,
  10/21/11............................   1,000,000      1,047,336
Residental Funding, 6.00%, 5/25/29,
  Series 99-S13, Class A4, CMO........   1,000,000      1,019,110
                                                      -----------
                                                        8,200,314
                                                      -----------
FOOD & RELATED - 4.6%
Unilever Capital Corp., 6.88%,
  11/1/05.............................   2,500,000      2,638,140
                                                      -----------
INDUSTRIAL GOODS & SERVICES - 3.7%
American Home Products, 7.90%,
  2/15/05.............................   2,000,000      2,167,006
                                                      -----------
MANUFACTURING-CAPITAL GOODS - 3.6%
Eaton Corp., 6.95%, 11/15/04..........   2,000,000      2,112,642
                                                      -----------
OIL-REFINING & MARKETING - 2.7%
Sunoco, Inc., 7.13%, 3/15/04..........   1,500,000      1,558,239
                                                      -----------
TOTAL CORPORATE BONDS.............................     17,880,571
                                                      -----------

 U.S. GOVERNMENT AGENCY SECURITIES - 23.1%
FANNIE MAE - 11.7%
6.50%, 4/1/14, Pool # 323654..........   1,743,590      1,785,644
6.00%, 7/25/14, Series 01-44, Class
  QB, CMO.............................   2,000,000      2,002,851
5.50%, 11/1/16, Pool # 615245.........   1,469,035      1,432,317
6.00%, 2/25/25, Series 01-50 Class TV
  CMO.................................   1,500,000      1,490,051
                                                      -----------
                                                        6,710,863
                                                      -----------


 U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED
                                        SHARES OR
                                        PRINCIPAL       MARKET
SECURITY DESCRIPTION                      AMOUNT         VALUE
--------------------------------------  ----------    -----------
FREDDIE MAC - 7.9%
5.50%, 2/15/12, Series 2399, Class
  PC..................................  $1,500,000    $ 1,508,691
6.50%, 9/1/15, Pool # M30243..........   1,073,233      1,102,574
6.50%, 10/15/27, Series 2154, Class
  PK..................................   2,000,000      1,990,301
                                                      -----------
                                                        4,601,566
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION - 3.5%
6.50%, 10/20/20, Series 98-19, Class
  A...................................   2,000,000      2,042,231
                                                      -----------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES...........     13,354,660
                                                      -----------

 U.S. TREASURY NOTES - 22.8%
7.00%, 7/15/06........................   4,000,000      4,337,968
6.13%, 8/15/07........................   6,000,000      6,304,452
5.75%, 8/15/10........................   2,500,000      2,553,613
                                                      -----------
TOTAL U.S. TREASURY NOTES.........................     13,196,033
                                                      -----------

 INVESTMENT COMPANIES - 4.3%
Fifth Third Prime Money Market Fund...   2,508,884      2,508,884
                                                      -----------
TOTAL INVESTMENT COMPANIES........................      2,508,884
                                                      -----------
TOTAL
  (Cost $55,748,203)(a) - 96.5%...................    $55,850,757
                                                      ===========

------------------

Percentages indicated are based on net assets of $57,899,211.
(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows:


      Unrealized appreciation.........................  $ 579,475
      Unrealized depreciation.........................   (476,921)
                                                        ---------
      Net unrealized appreciation (depreciation)......  $ 102,554
                                                        =========


CMO  --Collateralized Mortgage Obligation

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

 STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2002


ASSETS:
Investments, at value (cost
  $55,748,203)...........................            $55,850,757
Interest receivable......................                625,840
Receivable for investments sold..........              1,481,703
Prepaid expenses and other assets........                  3,401
                                                     -----------
    TOTAL ASSETS.........................             57,961,701
LIABILITIES:
Cash Overdraft...........................  $14,577
Accrued expenses and other payables:
  Investment advisory fees...............   26,775
  Administration fees....................    1,586
  Other..................................   19,552
                                           -------
    TOTAL LIABILITIES....................                 62,490
                                                     -----------
NET ASSETS...............................            $57,899,211
                                                     ===========
COMPOSITION OF NET ASSETS:
Capital..................................            $60,468,849
Undistributed (distributed in excess of)
  net investment income..................                 47,181
Undistributed net realized gains (losses)
  from investment transactions...........             (2,719,373)
Unrealized appreciation (depreciation)
  from investments.......................                102,554
                                                     -----------
NET ASSETS...............................            $57,899,211
                                                     ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized
  shares)................................              5,858,120
                                                     ===========
Net Asset Value and Redemption Price per
  share..................................                  $9.88
                                                           =====


 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2002


INVESTMENT INCOME:
Interest income..........................             $2,900,026
Dividend Income..........................                 25,659
                                                      ----------
    TOTAL INVESTMENT INCOME..............              2,925,685
EXPENSES:
Investment advisory fees.................  $305,417
Administration fees......................   111,062
Distribution fees........................   138,826
Accounting fees..........................    24,912
Custodian fees...........................     6,182
Transfer agent fees......................    18,212
Trustee fees.............................     5,001
Other fees...............................    38,507
                                           --------
    Total expenses before fee
      reductions.........................                648,119
    Distribution fees voluntarily
      reduced............................               (138,826)
                                                      ----------
    NET EXPENSES.........................                509,293
                                                      ----------
NET INVESTMENT INCOME....................              2,416,392
                                                      ----------
NET REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS:
Realized gains (losses) from investment
  transactions...........................                281,070
Change in unrealized appreciation
  (depreciation) from investments........               (361,630)
                                                      ----------
Net realized/unrealized gains (losses)
  from investments.......................                (80,560)
                                                      ----------
CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS.............................             $2,335,832
                                                      ==========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND
 STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FOR THE YEARS ENDED
                                                                       MARCH 31,
                                                              ----------------------------
                                                                 2002             2001
                                                              -----------      -----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................  $ 2,416,392      $ 3,076,118
  Realized gains (losses) from investment transactions......      281,070         (741,198)
  Change in unrealized appreciation (depreciation) from
    investments.............................................     (361,630)       3,134,909
                                                              -----------      -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..............    2,335,832        5,469,829
                                                              -----------      -----------
DISTRIBUTIONS:
  From net investment income................................   (2,837,746)      (3,051,327)
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS.........   (2,837,746)      (3,051,327)
                                                              -----------      -----------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...............................   15,782,410       14,971,895
  Dividends reinvested......................................    2,792,852        3,019,040
  Cost of shares redeemed...................................  (13,429,135)     (24,465,394)
                                                              -----------      -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........    5,146,127       (6,474,459)
                                                              -----------      -----------
CHANGE IN NET ASSETS........................................    4,644,213       (4,055,957)

NET ASSETS:
  Beginning of period.......................................   53,254,998       57,310,955
                                                              -----------      -----------
  End of period.............................................  $57,899,211      $53,254,998
                                                              ===========      ===========

SHARE TRANSACTIONS:
  Issued....................................................    1,569,656        1,546,703
  Reinvested................................................      278,461          312,935
  Redeemed..................................................   (1,333,233)      (2,535,046)
                                                              -----------      -----------
CHANGE IN SHARES............................................      514,884         (675,408)
                                                              ===========      ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND
 FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                                       FOR THE
                                                                                     NINE MONTHS        YEAR        SEPTEMBER 24,
                                             FOR THE YEARS ENDED MARCH 31,              ENDED          ENDED           1996 TO
                                        ---------------------------------------       MARCH 31,       JUNE 30,        JUNE 30,
                                          2002           2001           2000           1999(a)          1998           1997(b)
                                        ---------      ---------      ---------      -----------      --------      -------------
NET ASSET VALUE, BEGINNING OF
  PERIOD..............................   $  9.97        $  9.52        $  9.99         $ 10.34        $ 10.13          $ 10.00
                                         -------        -------        -------         -------        -------          -------
INVESTMENT ACTIVITIES:
  Net investment income...............      0.44           0.56           0.55            0.41           0.60             0.44
  Net realized and unrealized gains
    (losses) from investments.........     (0.02)          0.44          (0.46)          (0.10)          0.21             0.12
                                         -------        -------        -------         -------        -------          -------
  Total from investment activities....      0.42           1.00           0.09            0.31           0.81             0.56
                                         -------        -------        -------         -------        -------          -------
DISTRIBUTIONS:
  Net investment income...............     (0.51)         (0.55)         (0.56)          (0.41)         (0.60)           (0.43)
  Net realized gains..................        --             --             --           (0.18)            --               --
  In excess of net realized gains.....        --             --             --           (0.07)            --               --
                                         -------        -------        -------         -------        -------          -------
  Total Distributions.................     (0.51)         (0.55)         (0.56)          (0.66)         (0.60)           (0.43)
                                         -------        -------        -------         -------        -------          -------
NET ASSET VALUE, END OF PERIOD........   $  9.88        $  9.97        $  9.52         $  9.99        $ 10.34          $ 10.13
                                         =======        =======        =======         =======        =======          =======
TOTAL RETURN..........................      4.29%         10.90%          0.96%           3.00%(c)       8.24%            5.71%(c)
RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000).....   $57,899        $53,255        $57,311         $67,251        $65,975          $54,789
Ratio of expenses to average net
  assets..............................      0.92%          0.94%          0.90%           0.92%(d)       0.92%            1.05%(d)
Ratio of net investment income to
  average net assets..................      4.35%          5.75%          5.69%           5.23%(d)       5.90%            5.71%(d)
Ratio of expenses to average net
  assets(e)...........................      1.17%          1.19%          1.15%           1.17%(d)       1.17%            1.30%(d)
Portfolio turnover....................       113%           153%            67%            301%           208%             118%

(a) Subsequent to the annual report as of June 30, 1999, the Fund changed its fiscal year end to March 31.
(b) Period from commencement of operations.
(c) Not Annualized.
(d) Annualized.
(e) During the period, certain fees were voluntarily and contractually reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002

1.  ORGANIZATION:

        The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The 1st Source Monogram Income Equity Fund ("Income Equity Fund"), 1st Source Monogram Diversified Equity Fund ("Diversified Equity Fund"), 1st Source Monogram Special Equity Fund ("Special Equity Fund"), and 1st Source Monogram Income Fund ("Income Fund"), (collectively, the "Funds" and individually, a "Fund") are series within the Group.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles of the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

    REPURCHASE AGREEMENTS:

        The Funds may enter into repurchase agreements with a bank or broker-dealers which the Adviser deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

    WRITTEN OPTIONS:

        The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

        The following is a summary of option activity for the year ended March 31, 2002, for Special Equity Fund:

                                                                    NUMBER OF   PREMIUMS
                          COVERED CALL OPTIONS                      CONTRACTS   RECEIVED
                          --------------------                      ---------   --------
      Options outstanding as of March 31, 2001....................       --     $     --
      Options written.............................................   89,000      268,660
      Options expired.............................................       --           --
      Options closed..............................................       --           --
                                                                     ------     --------
      Option outstanding as of March 31, 2002.....................   89,000     $268,660
                                                                     ======     ========

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002

        The following is a summary of options outstanding as of March 31, 2002 for the Special Equity Fund:

                                                                    SHARES SUBJECT
                     COVERED CALL OPTIONS SECURITY                   TO CONTRACT     MARKET VALUE
                     -----------------------------                  --------------   ------------
      Abercrombie & Fitch, $30.00, 8/16/02........................      12,000         $ 52,200
      Caremark RX, Inc., $17.50, 6/21/02..........................      20,000           55,000
      Fred's, Inc., $30.00, 5/17/02...............................       9,000           58,950
      Lone Star Steakhouse, $20.00, 7/19/02.......................      15,000           37,500
      Changs China Bistro, Inc., $55.00, 7/19/02..................       8,000          110,000
      Stericycle, Inc., $60.00, 5/17/02...........................       5,000           28,000
      Ultratech Stepper, Inc., $20.00, 8/16/02....................      20,000           48,000
                                                                        ------         --------
                                                                        89,000         $389,650
                                                                        ======         ========

    SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

    EXPENSES:

        Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

    ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

    DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income, if any, are declared and distributed monthly for all of the Funds, except the Special Equity Fund. Dividends for the Special Equity Fund, are declared and distributed quarterly. Dividends from net realized gain, if any, are declared and distributed annually for all Funds.

        Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Permanent book and tax basis differences have been reclassified among the components of net assets.

    FEDERAL INCOME TAXES:

        Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

    RECENT ACCOUNTING PRONOUNCEMENTS:

        In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize all premiums and accrete all discounts on fixed income securities. The Income Equity Fund and Income Fund adopted this provision effective March 31, 2001. As a result, the Funds recorded an adjustment to reflect the cumulative effect of the change to income. These adjustments, which do not affect a Fund's net assets overall, will have the following corresponding increase/(decrease) to unrealized appreciation of securities with an offsetting decrease/(increase) to undistributed net investment income:

                                                                    ADJUSTMENT
                                                                    ----------
      Income Fund.................................................   121,154

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT ADVISER:

        The Funds and 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

                                  NAME                              FEE RATE
                                  ----                              --------
      Income Equity Fund..........................................    0.80%
      Diversified Equity Fund.....................................    0.99
      Special Equity Fund.........................................    0.80
      Income Fund.................................................    0.55

    ADMINISTRATION:

        The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group.

    DISTRIBUTION:

        The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to reimburse the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2002, the distribution fees were voluntarily waived to limit total fund operating expenses.

    ADMINISTRATIVE SERVICES PLAN:

        The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Adviser, its correspondent and affiliated banks, and the Distributor, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of each Fund. As of the date of this report, the Group with respect to the Funds has entered into no such servicing agreements.

        The Distributor is also entitled to receive commissions on sales of shares of the Funds. For the year ended March 31, 2002, The Distributor received $750 from commissions earned on sales of shares of the Funds, of which $38 was reallowed to brokers/dealers affiliated with the Adviser.

4.  PURCHASES AND SALES OF SECURITIES:

        Purchases and sales of investment securities, excluding short-term securities, for the year ended March 31, 2002 were:

                                                                     PURCHASES       SALES
                                                                    -----------   -----------
      Income Equity Fund..........................................  $14,817,562   $16,145,851
      Diversified Equity Fund.....................................   26,742,700    27,049,302
      Special Equity Fund.........................................   48,659,731    35,278,603
      Income Fund.................................................   61,606,869    60,179,479

                                   Continued

1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2002

5.  FEDERAL INCOME TAX INFORMATION:

        The tax character of distributions paid during the fiscal year ended March 31, 2002 was as follows:

                                                             DISTRIBUTIONS PAID FROM
                                                          ------------------------------
                                                          NET INVESTMENT   NET LONG TERM   TOTAL TAXABLE   TOTAL DISTRIBUTIONS
                                                              INCOME       CAPITAL GAINS   DISTRIBUTIONS          PAID
                                                          --------------   -------------   -------------   -------------------
      1ST SOURCE MONOGRAM FUNDS
      Income Equity.....................................    $1,287,290      $1,684,252      $2,971,542         $2,971,542*
      Special Equity....................................            --       1,866,895       1,866,895          1,866,895*
      Income Fund.......................................     2,837,746              --       2,837,746          2,837,746*

        For corporate shareholders the following percentage of the total ordinary income distributions paid during the year ended March 31, 2002, qualify for the corporate dividends received deduction for the following fund:

                                                              PERCENTAGE
                                                              ----------
Income Equity...............................................      83%

        As of March 31, 2002 the components of accumulated earnings/(deficit) on a tax basis was as follows:

                                 UNDISTRIBUTED   UNDISTRIBUTED                    ACCUMULATED         UNREALIZED
                                   ORDINARY        LONG-TERM     ACCUMULATED   CAPITAL AND OTHER     APPRECIATION/
                                    INCOME       CAPITAL GAINS    EARNINGS         LOSSES**        (DEPRECIATION)***
                                 -------------   -------------   -----------   -----------------   -----------------
      1ST SOURCE MONOGRAM FUNDS
      Income Equity............   $   35,150       $438,367      $  473,517       $        --         $8,833,375
      Diversified Equity.......           --             --              --        (6,932,396)         1,638,099
      Special Equity...........    2,046,937        863,320       2,910,257                --          6,068,241
      Income Fund..............       47,181             --          47,181        (2,275,114)          (341,705)

                                       TOTAL
                                    ACCUMULATED
                                 EARNINGS/(DEFICIT)
                                 ------------------
      1ST SOURCE MONOGRAM FUNDS
      Income Equity............     $ 9,306,892
      Diversified Equity.......      (5,294,297)
      Special Equity...........       8,978,498
      Income Fund..............      (2,569,638)

     * Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

     ** As of March 31, 2002, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                                                                      AMOUNT     EXPIRES
                                                                    ----------   -------
      Diversified Equity Fund.....................................  $4,920,122    2010
      Income Fund.................................................   1,123,611    2008
                                                                       936,593    2009

        Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended March 31, 2002, the Funds deferred to April 1, 2002 post October capital losses, post October currency losses and post October passive foreign investment company losses of:

                                                                    CAPITAL LOSSES
                                                                    --------------
      Diversified Equity Fund.....................................    $2,012,274
      Income Fund.................................................       214,910

    *** The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

 INDEPENDENT AUDITORS' REPORT

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of
1st Source Monogram Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, and 1st Source Monogram Income Fund (separate portfolios constituting 1st Source Monogram Funds, hereafter referred to as the "Funds") at March 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, Ohio
May 10, 2002

1ST SOURCE MONOGRAM FUNDS

                                    TRUSTEES
                                 MARCH 31, 2002
                                  (UNAUDITED)

                                                                                       NUMBER OF
                                                                                       PORTFOLIOS
                                                                                        IN FUND
                                         TERM OF OFFICE                                 COMPLEX
                           POSITION(S)         AND                 PRINCIPAL            OVERSEEN
                              HELD       LENGTH OF TIME          OCCUPATION(S)             BY        OTHER TRUSTEESHIPS
NAME, ADDRESS, AND AGE      WITH FUND        SERVED           DURING PAST 5 YEARS       TRUSTEE      HELD BY TRUSTEE *
----------------------     -----------   ---------------   -------------------------   ----------   --------------------
NON-INTERESTED TRUSTEES
Maurice G. Stark           Trustee       2/92 to present   Retired                         13       J.A. Jones, Inc.
7662 Cloister Drive                                                                                 AmSouth Mutual Funds
Columbus, OH 43235
Age: 66
John H. Ferring IV         Trustee       5/98 to present   President and owner,            13
Plaze Inc.                                                 Plaze, Inc. -- 1979 to
105 Bolte                                                  present
St. Claire, MO 63077
Age: 49
Michael Van Buskirk        Trustee       2/92 to present   Chief Executive Officer,        13       BISYS Variable
3435 Stelzer Road                                          Ohio Bankers Assoc.                      Insurance Funds
Columbus, Oh 43219                                         (industry trade
Age: 55                                                    association) -- 5/91 to
                                                           present
INTERESTED TRUSTEES
Jeffrey R. Young(1)        Chairman      8/99 to present   Employee of BISYS Fund          13
3435 Stelzer Road          and Trustee                     Services -- 10/93 to
Columbus, Ohio 43219                                       present
Age: 38
Walter B. Grimm(1)         Trustee       4/96 to present   Employee of BISYS Fund          13       American Performance
3435 Stelzer Road                                          Services -- 6/92 to
Columbus, Oh 43219                                         present                                  Performance Funds
Age: 57                                                                                             Trust

---------------

* Not reflected in prior column.

(1) Mr. Grimm and Mr. Young may be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

                      [1ST SOURCE MONOGRAM FUNDS(SM) LOGO]



INVESTMENT ADVISOR
1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601


DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219


FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938



THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.


5/02